EX 99.D
NOTICE OF WITHDRAWAL OF TENDER
Regarding Limited Liability Company Interests In
Grosvenor Registered Multi-Strategy Fund (TI 1), LLC
Tendered Pursuant to the Offer to Purchase
Dated March 30, 2011

The Offer and withdrawal rights will expire
At, and this Notice of Withdrawal must be
received by,
12:00 midnight, Eastern Time,
on April 26, 2011 unless the Offer is extended.
Complete this Notice of Withdrawal and return by Mail or Email to:
By Mail:
Bonnie Moy
Bank of America
Alternative Investments
100 Federal Street
MA5-100-06-05
Boston, MA 02110
Phone: 1-866-921-7951
By Email:
aiclientservice@ml.com
Please include the words “Grosvenor (TI 1) Tender Documents” in the subject line.
You are responsible for confirming that this Notice of Withdrawal is received by Bank of America Capital
Advisors LLC

Grosvenor Registered Multi-Strategy Fund (TI 1), LLC
Ladies and Gentlemen:
     The undersigned hereby withdraws the tender of its limited liability company interest in Grosvenor Registered Multi-Strategy Fund (TI 1), LLC (the “Fund”), or the tender of a portion of such interest, for purchase by the Fund that previously was submitted by the undersigned in a Letter of Transmittal dated                                           .
     This tender was in the amount of:
☐	Entire limited liability company interest in the Fund (“Interest”)

☐	Portion of Interest expressed as a specific dollar value: $
     The undersigned recognizes that upon submission on a timely basis of this Notice of Withdrawal of Tender, properly executed, the Interest (or portion thereof) previously tendered will not be purchased by the Fund.
FOR INDIVIDUAL INVESTORS (including spouses invested jointly):

Signature	Signature

Name of Signatory (please print)	Name of Signatory (please print)

Title of Authorized Person (please print)	Title of Authorized Person (please print)
FOR ENTITY INVESTORS (e.g., trusts, endowments, foundations, corporations, and partnerships):

Signature	Signature

Name of Signatory (please print)	Name of Signatory (please print)

Title of Authorized Person (please print)	Title of Authorized Person (please print)

Signature	Signature

Name of Signatory (please print)	Name of Signatory (please print)

Title of Authorized Person (please print)	Title of Authorized Person (please print)

NOTICE OF WITHDRAWAL OF TENDER
Regarding Limited Liability Company Interests In
Grosvenor Registered Multi-Strategy Fund (TI 1), LLC
Tendered Pursuant to the Offer to Purchase
Dated March 30, 2011

The Offer and withdrawal rights will expire
At, and this Notice of Withdrawal must be
received by,
12:00 midnight, Eastern Time,
on April 26, 2011 unless the Offer is extended.
Complete This Notice of Withdrawal And Return by Mail, Fax or Email to Your Portfolio Manager,
Financial Advisor or registered representative, as applicable
For additional information:
Phone: 1-866-MER-ALTS
You are responsible for confirming that this Notice of Withdrawal is received by Your Portfolio Manager,
Financial Advisor or registered representative, as applicable

Grosvenor Registered Multi-Strategy Fund (TI 1), LLC
Ladies and Gentlemen:
     The undersigned hereby withdraws the tender of its limited liability company interest in Grosvenor Registered Multi-Strategy Fund (TI 1), LLC (the “Fund”), or the tender of a portion of such interest, for purchase by the Fund that previously was submitted by the undersigned in a Letter of Transmittal dated                                           .
     This tender was in the amount of:
☐	Entire limited liability company interest in the Fund (“Interest”)

☐	Portion of Interest expressed as a specific dollar value: $
     The undersigned recognizes that upon submission on a timely basis of this Notice of Withdrawal of Tender, properly executed, the Interest (or portion thereof) previously tendered will not be purchased by the Fund.
FOR INDIVIDUAL INVESTORS (including spouses invested jointly):

Signature	Signature

Name of Signatory (please print)	Name of Signatory (please print)

Title of Authorized Person (please print)	Title of Authorized Person (please print)
FOR ENTITY INVESTORS (e.g., trusts, endowments, foundations, corporations, and partnerships):

Signature	Signature

Name of Signatory (please print)	Name of Signatory (please print)

Title of Authorized Person (please print)	Title of Authorized Person (please print)

Signature	Signature

Name of Signatory (please print)	Name of Signatory (please print)

Title of Authorized Person (please print)	Title of Authorized Person (please print)

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